Exhibit 99.1

iBio Announces New Investments from Board Members and Officers

SAN DIEGO, Jan. 13, 2025 – iBio, Inc. (NYSEA: IBIO), an AI-driven innovator of precision antibody immunotherapies, announced today the closing of a private placement offering with members of its Board of Directors and Officers, totaling over $650,000.

“We are grateful for the investments from our Board of Directors, which underscore their confidence and support in our strategy to advance as a clinical-stage biotech focused on developing therapeutics for cardiometabolic diseases, obesity, and other challenging diseases,” said Martin Brenner, Ph.D., DVM, CEO and Chief Scientific Officer.

iBio is building an innovative pipeline of therapeutics in cardiometabolic disease and obesity that aims to promote healthy weight loss. These breakthrough antibody treatments are designed to reduce obesity while preserving muscle mass, promoting muscle growth, and preventing weight regain. iBio’s machine-learning-based drug discovery platform is driving the development of these candidates, which are being engineered for high developability and an extended half-life potentially enabling reduced dosing than current obesity therapeutics.

About iBio, Inc.

iBio (NYSEA: IBIO) is a cutting-edge biotech company leveraging AI and advanced computational biology to develop next-generation biopharmaceuticals for cardiometabolic diseases, obesity, cancer and other hard-to-treat diseases. By combining proprietary 3D modeling with innovative drug discovery platforms, iBio is creating a pipeline of breakthrough antibody treatments to address significant unmet medical needs. Our mission is to transform drug discovery, accelerate development timelines, and unlock new possibilities in precision medicine. For more information, visit www.ibioinc.com or follow us on LinkedIn.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions and include statements regarding the ability of iBio’s innovative pipeline of therapeutics in cardiometabolic disease and obesity to promote healthy weight loss, iBio’s antibody treatments reducing obesity while preserving muscle mass, promoting muscle growth and preventing weight regain, the successful engineering of iBio’s product candidates to have high developability and an extended half-life potentially enabling reduced dosing than current obesity therapeutics, and iBio’s ability to create a pipeline of breakthrough antibody treatments to address significant unmet medical needs. While iBio believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the ability of iBio’s innovative pipeline of therapeutics in cardiometabolic disease and obesity to promote healthy weight loss; and iBio’s ability to create a pipeline of breakthrough antibody treatments to address significant unmet medical needs; iBio’s ability to obtain regulatory approvals for commercialization of its product candidates, or to comply with ongoing regulatory requirements; regulatory limitations relating to iBio’s ability to promote or commercialize its product candidates for specific indications; acceptance of iBio’s product candidates in the marketplace and the successful development, marketing or sale of products; and whether iBio will incur unforeseen expenses or liabilities or other market factors; and the other factors discussed in iBio’s filings with the SEC including its Annual Report on Form 10-K for the year ended June 30, 2024 and its subsequent filings with the SEC on Forms 10-Q and 8-K. The information in this release is provided only as of the date of this release, and iBio undertakes no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Corporate Contact:

iBio, Inc.
Investor Relations
ir@ibioinc.com

Media Contacts:

Ignacio Guerrero-Ros, Ph.D., or David Schull
Russo Partners, LLC
Ignacio.guerrero-ros@russopartnersllc.com
David.schull@russopartnersllc.com
(858) 717-2310 or (646) 942-5604